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                          SECURED PARTY'S BILL OF SALE
                          ----------------------------

         For good and valuable consideration, and in consideration of Five Hundred Thousand Dollars ($500,000.00), the receipt of which is hereby acknowledged, EASTERN BANK, a bank organized under the laws of the Commonwealth of Massachusetts with an office located at 265 Franklin Street, Boston, Massachusetts (the "Secured Party") hereby sells, assigns, and transfers to Titan PCB East, Inc., a Delaware corporation having a principal place of business at 1855 Norman Avenue, Santa Clara, California 95054 (the "Purchaser"), all of the Secured Party's right, title, and interest in and to the personal property (the "Purchased Assets") listed on Exhibit "A", annexed hereto and incorporated herein by reference, in which the Secured Party has been granted a security interest by Eastern Manufacturing Corp. (the "Borrower").

         The Purchaser acknowledges and agrees as follows:

         1. That except as expressly set forth in Paragraph 8, below, this secured party's sale is made WITHOUT any representations or warranties whatsoever by the Secured Party, whether expressed, implied, or imposed by law. Without limiting the generality of the foregoing total exclusion of representations and warranties, THIS SECURED PARTY'S SALE IS MADE WITHOUT ANY WARRANTY OF MERCHANTABILITY AND WITHOUT ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND WITHOUT ANY WARRANTY RELATING TO TITLE, POSSESSION, OR QUIET ENJOYMENT.

         2. This secured party's sale is further made without any representations or warranties by the Secured Party as to the validity, enforceability, priority, or perfection of the Secured Party's liens on and security interests in the Purchased Assets, or the ownership of, rights in, location of, or access to, or any other matter concerning, the Purchased Assets. The Purchaser acknowledges and agrees that the Secured Party is selling only the Secured Party's right, title, and interest in those assets listed on Exhibit "A" in which the Secured Party has been granted a security interest by the Borrower, and not any items of leased property or other items in the possession of the Borrower, but not owned by the Borrower (regardless of whether said items are included on Exhibit "A").

         3. The Purchaser further warrants and represents that the Purchaser (i) has made its own independent investigation and evaluation as to the nature and sufficiency of the Purchased Assets, the validity, enforceability, priority, and perfection of the Secured Party's liens and security interests in the Purchased Assets, and and the status of title to the Purchased Assets, (ii) is acquiring the Purchased Assets AS IS and WHERE IS, (iii) has entered into this transaction after consultation with independent counsel of the Purchaser's own selection,
                  (iv) is not relying upon any representation or warranty of the Secured Party in consummating this transaction.


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         4.       Upon delivery of this Secured Party's Bill of Sale, all risk of loss with respect to the Purchased Assets shall transfer to the Purchaser. The Purchaser further acknowledges and agrees that by accepting this Secured Party's Bill of Sale, the Purchaser has received all of the Purchased Assets to be transferred hereunder and that the Secured Party has performed all and singular its obligations to the Purchaser in connection with this transaction.

         5. In the event that the Purchaser asserts any claim against the Secured Party in connection with this Secured Party's Bill of Sale, or otherwise in any way relating to this transaction or the Purchased Assets, the Purchaser's sole and exclusive remedy, both at law and in equity, shall be limited to the refund of all or a portion, as may be appropriate, of the purchase price actually paid by the Purchaser to the Secured Party. In no event shall the Secured Party ever be liable to the Purchaser (or the Purchasers successors and/or assigns) for any claims, damages, costs, expenses, or liabilities of any nature whatsoever, or for any incidental, consequential, special or punitive damages relating to this Secured Party's Bill of Sale or otherwise in any way relating to this transaction or the Purchased Assets.

         6. The Purchaser warrants and represents that the Purchaser has full power and authority to execute, deliver, and perform its agreements set forth herein, and the person executing and delivering this Secured Party's Bill of Sale in the name, and on behalf of the Purchaser has been duly authorized so to do.

         7. The Purchaser shall indemnify, defend, and hold the Secured Party and any employee, officer, attorney, or agent of the Secured Party (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, or any guarantor or endorser of the Borrowers' obligations, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of this Secured Party's Bill of Sale, this transaction, and/or the Purchased Assets, including, without limitation, any claims based upon the use or possession of the Purchased Assets by the Purchaser (each of which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Secured Party's selection, but at the expense of the Purchaser), other than any claim as to which a final determination is made in a judicial proceeding (in a court of competent jurisdiction and in which the Secured Party and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted with gross negligence or willful misconduct. The Purchaser acknowledges and agrees that its liability and obligations under this Section shall survive the closing on the sale of the Purchased Assets and continue in full force and effect until specifically terminated in writing by a duly authorized officer of the Secured Party.


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         8.       The Secured Party warrants and represents solely the following in connection with this secured party's sale:

                  (a) The Secured Party has the right under its loan arrangements with the Borrower, and/or applicable law, to conduct this secured party's sale; and

                  (b) The execution by the Secured Party of this Secured Party's Bill of Sale has been duly authorized by all requisite corporate action.


         This Secured Party's Bill of Sale shall be governed by and construed in accordance with the internal law of the Commonwealth of Massachusetts (without regard to conflicts of laws principles) and is intended to take effect as a sealed instrument.


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Executed this 27th day of February, 2003, as a sealed instrument.

                                        "SECURED PARTY"

                                        EASTERN BANK

                                        By: /s/ John P. Farmen
                                           ------------------------
                                        Name:  John P. Farmen
                                        Title: Vice President


Acknowledged, accepted, and agreed on the terms set forth herein:


"PURCHASER"

TITAN PCB EAST, INC.


By: /s/ David M. Marks
   ------------------------
Name:  David M. Marks
Title: Chairman of the Board



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                                   EXHIBIT "A"

To a Certain Secured Party's Bill of Sale Dated February 27, 2003 By and Between Eastern Bank and Titan PCB East, Inc.



1.       All inventory;

2. All general intangibles (including, without limitation, all trade secrets, computer programs, customer lists, trade names, trademarks, service marks and patents);

3.       All investment property;

4. All equipment and other goods, including without, limitation machinery, furniture, fixtures, trade fixtures and all other goods used in the conduct of the Borrower's business that are not inventory; and

5. All books and records relating to the conduct of the Borrower's business, in whatever media contained, excluding those relating to its accounts and accounts receivable.


EXCLUDED ASSETS:

The following assets are specifically excluded from this Secured Party's Bill of
Sale:

All Accounts (as defined in the Uniform Commercial Code as enacted and in effect in the Commonwealth of Massachusetts) and accounts receivable, any chattel paper, notes or other instruments evidencing the same, payment intangibles, and all other rights of payment, and all books and records relating to any of the foregoing.


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